UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 9, 2013, MGP Ingredients, Inc. (the “Company”) issued a Press Release announcing that its 2013 Annual Meeting of Stockholders will be reconvened on August 23, 2013 (the “Press Release”).  The Press Release is filed herewith as Exhibit 1. On August 9, 2013, the Company mailed a Notice of the 2013 Annual Meeting of Stockholders to be reconvened on August 23, 2013 (the “Notice”) to the Company’s stockholders.  The Notice is filed herewith as Exhibit 2.

Exhibit 1

NEWS RELEASE

MGP Ingredients, Inc. Announces August 23, 2013, Annual Meeting Date

Stockholders Urged to Vote MGP’s WHITE Proxy Card to Support

Strong, Independent Leadership at MGP

ATCHISON, Kan., August 9, 2013 — MGP Ingredients, Inc. (Nasdaq: MGPI) (the “Company”) today announced that its 2013 Annual Meeting of Stockholders will be reconvened on August 23, 2013, at 10:00 a.m. central time at the Theatre Atchison, 401 Santa Fe Street, Atchison, Kansas.  The meeting was previously adjourned on May 23, 2013.

MGP Ingredients urges stockholders to support the Company’s strong, independent leadership that acts in the best interests of all stockholders by voting FOR the Board’s nominees on MGP’s WHITE proxy card.

Voting is open by telephone, the Internet or mail prior to the Annual Meeting of Stockholders on August 23, 2013.  Stockholders who have already voted need not submit another vote unless they wish to change their votes.  See the information in the Company’s proxy statement regarding voting procedures.

The Company’s proxy statement and annual report on Form 10-K for the year ended December 31, 2012, are available at the following website that can be accessed anonymously: www.proxyvote.com.

About MGP Ingredients

MGP is a leading independent supplier of premium spirits, offering flavor innovations and custom distillery blends to the beverage alcohol industry. The Company also produces high quality food grade industrial alcohol and formulates grain-based starches and proteins into nutritional, as well as highly functional, innovations for the branded consumer packaged goods industry. Distilled spirits are produced at facilities in the adjacent towns of Lawrenceburg and Greendale, Indiana. The Company is headquartered in Atchison, Kansas, where a variety of distilled alcohol products and food ingredients are manufactured. For more information, visit mgpingredients.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential” and/or the negatives of these terms or variations of them or similar terminology. They reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Investors should not place undue reliance upon forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison or Indiana facilities, (ii) the availability and cost of grain and fluctuations in energy costs, (iii) the effectiveness of our hedging strategy, (iv) the competitive environment and related market conditions, (v) the ability to effectively pass raw material price increases on to customers, (vi) the ability to effectively operate the Illinois Corn Processing, LLC (“ICP”) joint venture, (vii) our ability to maintain compliance with all applicable loan agreement covenants, (viii) our ability to realize operating efficiencies, (ix) actions of governments and (x) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery and Ingredient segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2012, as updated by Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013.

Important Additional Information

The definitive proxy statement, any other relevant documents and other materials filed with the SEC concerning the Company are available free of charge at www.sec.gov.  For a copy of final definitive materials with respect to 2013 Annual Meeting, including Amendment No. 3 of the supplement to the proxy statement, please see http://ir.mgpingredients.com/annuals.cfm. Voting remains open to stockholders of record at the close of business on April 3, 2013. Stockholders should carefully read the definitive proxy statement, including supplements thereto, before making any voting decision.

The Company and its directors, director nominees, the Company’s chief executive officer and its chief financial officer (the “Participants”) may be deemed to be participants in the solicitation of proxies in connection with the 2013 Annual Meeting.  Information regarding the Participants in the solicitation is more specifically set forth in the definitive proxy statement and the proxy statement supplement that were filed by the Company with the SEC and which are available free of charge from the SEC and the Company, as indicated above.

CONTACTS:

Investors & Analysts:

George Zagoudis, Investor Relations

913-360-5441 or george.zagoudis@mgpingredients.com

Media:

Shanae Randolph, Corporate Director of Communications

913-367-1480 or shanae.randolph@mgpingredients.com

Exhibit 2

MGP INGREDIENTS, INC.

Cray Business Plaza

100 Commercial Street

Atchison, Kansas 66002

August 9, 2013

NOTICE OF ANNUAL MEETING

To the Stockholders:

The adjourned 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of MGP Ingredients, Inc. (the “Company”) will be reconvened at the Theater Atchison, 401 Santa Fe, Atchison, Kansas, 66002, on Friday, August 23, 2013, beginning at 10:00 a.m., local time, for the following purposes:

•                                    To elect three directors, each for a term expiring at the annual meeting in 2016;

•                                    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

•                                    To conduct an advisory vote on the compensation of our named executive officers; and

•                                    To transact such other business as may properly come before the meeting.

Holders of Common Stock and Preferred Stock of record on the books of the Company at the close of business on April 3, 2013, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

John R. Speirs
Chairman of the Board